Exhibit 10.2
AMENDMENT NO. 1 AND EXTENSION TO CREDIT AGREEMENT
AMENDMENT NO. 1 AND EXTENSION TO CREDIT AGREEMENT, dated
as of August 24, 2026 (this “Agreement”), among The Boeing Company, a Delaware corporation
( “TBC”), for itself and on behalf of the other Borrowers, the Lenders party hereto and Citibank,
N.A., as administrative agent (the “Administrative Agent”), which shall amend that certain Five-
Year Credit Agreement, dated as of May 15, 2024 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, as amended hereby, the
“Amended Credit Agreement”), by and among TBC, the Lenders from time to time party thereto and the Administrative Agent and the other parties thereto.
W I T N E S S E T H:
WHEREAS, TBC, the Lenders and the Administrative Agent are parties to the
Existing Credit Agreement;
WHEREAS, TBC has requested that (a) each Lender extend such Lender’s
Termination Date for an additional 365 days from May 15, 2029 (the “Existing Termination
Date”) to May 15, 2030 (the “Extended Termination Date”) pursuant to Section 2.22 of the
Existing Credit Agreement (giving effect to the waivers included in this Agreement as to certain requirements set forth therein) and (b) the other amendments reflected in this Agreement be effected, in each case as of the First Amendment Effective Date (as defined below);
WHEREAS, (a) each existing Commitment extended in accordance with the terms of this Agreement will be an “Extended Commitment” (with each existing Commitment not so extended, a “Non-Extended Commitment”) and (b) each existing Advance extended in accordance with the terms of this Agreement will be an “Extending Advance” (with each existing Advance not so extended, a “Non-Extending Advance”);
WHEREAS, each Lender party hereto that has elected in its signature page to extend the Termination Date and whose name is set forth on Schedule I hereto under the heading
“Extending Lenders” is willing to consent to the extension of the Termination Date of all of its
Commitments and Advances to the Extended Termination Date upon the terms and conditions set forth herein (each such consenting Lender, a “Extending Lender”), and each Lender whose name is set forth on Schedule I hereto under the heading “Non-Extending Lenders” is not willing to consent to the extension of the Termination Date of all of its Commitments and Advances to
the Extended Termination Date (each such non-consenting Lender, a “Non-Extending Lender”);
WHEREAS, each Lender party hereto is willing to consent to the amendments to the Existing Credit Agreement described in Sections 2 and 3 below, upon the terms and conditions set forth herein;
NOW, THEREFORE, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.
SECTION 2. Termination Date Extension.
(a) Extension. On the First Amendment Effective Date (as defined below), each
Extending Lender irrevocably agrees that all of its existing Commitments and Advances will be modified to become Extended Commitments and Extending Advances, respectively, of like amount, and that the Termination Date for such Extended Commitments and Extending
Advances will be the Extended Termination Date.  The existing Commitments and Advances of each Non-Extending Lender will remain outstanding as Non-Extended Commitments and Non-
Extending Advances respectively, and the Termination Date of such Non-Extended
Commitments and Non-Extending Advances will remain the Existing Termination Date. The initial Interest Period applicable to each Non-Extending Advance and Extending Advance that is a SOFR Advance or Base Rate Advance will be the then-current Interest Period applicable to such existing Advance from which it is converted with no conversion into a different Interest
Period, or payment or prepayment of such Advance being deemed to have occurred solely due to this Agreement or the transactions described herein. Each existing Advance of an Extending
Lender that is a SOFR Advance or Base Advance will be converted into an Extending Advance of the same Type and with the same Interest Period in existence immediately prior to the First
Amendment Effective Date.
(b)  Other Extension Matters.  The parties hereto acknowledge and agree to the following:
i.Following the First Amendment Effective Date, the obligations with respect to Letters of Credit shall continue to be held ratably among the
Lenders under the Amended Credit Agreement, but on the Existing
Termination Date, the obligations with respect to Letters of Credit under the Amended Credit Agreement held by any Non-Extending Lender shall be ratably reallocated, to the extent of the unused Commitments of the
Extending Lenders, to such Extending Lenders (without regard to whether the conditions set forth in Article 5 of the Existing Credit Agreement can then be satisfied) and the Borrowers shall cash collateralize the balance of such obligations with respect to Letters of Credit under the Amended
Credit Agreement by paying cash collateral to the applicable Issuing Bank.
ii. On the Existing Termination Date applicable to Advances of any Non-
Extending Lender, the Borrowers shall repay any outstanding Advances of each Non-Extending Lender that has not been replaced as provided in
Section 2.22(c) of the Existing Credit Agreement (and pay any additional amounts required pursuant to the Existing Credit Agreement).
iii. Lenders party hereto, constituting the Majority Lenders, hereby waive the timing and notice requirements set forth in Section 2.22 of the Existing
Credit Agreement.
iv. Each Non-Extending Lender shall be obligated, at the request of TBC, to assign at any time prior to the close of business on the Termination Date applicable to such Non-Extending Lender all of its Non-Extended
Commitments and Non-Extending Advances to one or more Extending
Lenders or other commercial banks nominated by TBC and willing to become Lenders in place of such Non-Extending Lender (a “Replacement
Lender”) pursuant to Section 2.22(c) of the Existing Credit Agreement and, upon such assignment, any such Non-Extended Commitments and
Non-Extending Advances shall become additional Extended
Commitments and Extending Advances, respectively, of such
Replacement Lender.
SECTION 3. Amendments to Existing Credit Agreement.  Effective as of the
First Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a) The following defined terms are added to Article 1 in corresponding alphabetical order:
“First Amendment Effective Date” means August 24, 2026, the
date of effectiveness of that certain Amendment No. 1 and Extension to Credit
Agreement.
“First Amendment Extending Lender” means each Lender party
hereto whose name is set forth on Schedule I of that certain Amendment No. 1 and Extension to Credit Agreement under the heading “Extending Lenders.”
“First Amendment Non-Extending Lender” means each Lender
party hereto whose name is set forth on Schedule I of that certain Amendment No.
1 and Extension to Credit Agreement under the heading “Non-Extending
Lenders.”
(b) The following is added at the end of the definition of “Termination Date”:
“As of the First Amendment Effective Date, (x) the Termination Date with respect to each First Amendment Non-Extending Lender is May 15, 2029 and (y) the
Termination Date with respect to each First Amendment Extending Lender is May
15, 2030.”
(c) A new minimum liquidity covenant is added to the Existing Credit Agreement by adding the following paragraph (f) to Section 4.2:
“(f) Minimum Liquidity. Permit its Liquidity to be at any time less than
$5,000,000,000, where “Liquidity” means the sum of (i) cash and cash equivalents and (ii) short-term and other investments, in each case as shown on the Consolidated balance sheet of TBC.”
(d) Section 4.1(a)(2) of the Existing Credit Agreement is amended by replacing the words “Sections 4.2(a) and 4.2(b)” with the following: “Sections 4.2(a), 4.2(b) and 4.2(f)”.
(e) Section 4.1(a)(4) of the Existing Credit Agreement is amended by replacing the words “Sections 4.2(a), 4.2(b), 4.2(c) and 4.2(d)” with the following: “Sections 4.2(a), 4.2(b),
4.2(c), 4.2(d) and 4.2(f)”.
(f) Section  8.1(b) of the Existing Credit Agreement is amended by (x) removing the word “or” at the end of clause (vi), (y) replacing the semicolon at the end of clause (vii) with
“, or” and (z) adding a new clause (viii) as follows:
“ (viii) change Section 2.17 or any other provision of this Agreement in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby;”
SECTION 4. Conditions to Effectiveness.  This Agreement shall become effective as of the date first above written when, and only when, the Administrative Agent (or its counsel) shall have received from TBC, each Extending Lender (which shall constitute the
Majority Lenders) and, with respect to the effectiveness of Section 3(f) of this Agreement, each other Lender, either (i) a counterpart of this Agreement duly executed by such party or (ii)
written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission (e.g., “pdf” or “tif” via electronic mail) of a signed signature page (whether signed manually or electronically) of this Agreement) that such party has signed a counterpart of this Agreement (such effective date, the “First Amendment Effective
Date”).
The Administrative Agent shall notify TBC and the Lenders of the First
Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Representations and Warranties. TBC hereby represents to the
Administrative Agent and each Lender, party hereto as follows:
(a) The execution and delivery and the performance of the terms of this
Agreement are within the corporate powers of TBC, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any (which approval, if any, remains in full force and effect), and do not contravene any provision of the Certificate of
Incorporation or By-Laws of TBC, or do not contravene any law or any contractual restriction binding on TBC, except where such contravention would not have a material adverse effect on the financial condition of TBC and its Subsidiaries, taken as a whole;
(b) After giving effect to this Agreement, the representations and warranties contained in subsections (a) through (g) and (i) of Section 3.1 (other than clause (i) of subsection
(d) thereof and provided that subsection (e) shall refer to the date of the latest financial statements furnished to the Lenders under Section 4.1(a)(6) of the Existing Credit Agreement) of the Amended Credit Agreement are true and accurate at the time of and immediately after giving effect to this Agreement as though made on and as of each such date (except to the extent that such representations and warranties relate solely to an earlier date); and
(c) At the time of and immediately after giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default.
SECTION 6. Assignments on the First Amendment Effective Date.
Effective as of the First Amendment Effective Date, Lloyds Bank Corporate
Markets PLC, in its capacity as a Lender, assigns all of its rights and obligations under the
Amended Credit Agreement (including, without limitation, all of its Extended Commitments, the
Extending Advances owing to it and the Note, if any, held by it) to Lloyds Bank PLC. Such assignment and assumption is made in accordance with Section 2.21 to the Amended Credit
Agreement as if each relevant party hereto had executed and delivered an assignment agreement pursuant to the LSTA form of assignment agreement and the standard terms and conditions set forth therein (including the representations and warranties made by the assignor and the assignee in Annex 1 thereunder, which shall be deemed as made hereunder by Lloyds Bank Corporate
Markets PLC, as assignor, and Lloyds Bank PLC, as assignee, as applicable), with the effective date being the First Amendment Effective Date. The parties hereto waive the timing and notice and recording fee requirements set forth in Section 2.21 of the Existing Credit Agreement.
SECTION 7. Effect on the Loan Documents.
(a) Except as specifically amended herein or hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  TBC hereby agrees, with respect to each Loan Document to which it is a party, that all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis in accordance with their terms after giving effect to this Agreement.
The parties hereto confirm that no novation of any kind has occurred as a result of, or in connection with, this Agreement, any such novation being hereby expressly disclaimed.

(b) Upon the First Amendment Effective Date, each reference in the Existing
Credit Agreement to “this Agreement,” “herein,” “hereto,” “hereunder,” “hereof,” or in the other
Loan Documents to the “Credit Agreement”, or, in each case, words of like import shall mean and be a reference to the Existing Credit Agreement, as amended and modified by this
Agreement.
(c) Except as expressly set forth in this Agreement, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(d) TBC and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.
SECTION 8. GOVERNING LAW; WAIVER OF JURY TRIAL;
SUBMISSION TO JURISDICTION.
(a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(b) Section 8.14 and 8.16 of the Existing Credit Agreement shall apply to this
Agreement and shall be incorporated herein mutatis mutandis.
SECTION 9. Fees, Costs and Expenses. TBC agrees to pay upon written request all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent) in accordance with the terms of Section 8.3(a) of the Existing Credit Agreement. TBC agrees to pay to the
Administrative Agent, for the account of each Extending Lender, the fees separately agreed between the Administrative Agent and TBC.
SECTION 10.  Amendments; Execution in Counterparts; Electronic Signatures.
(a) This Agreement may not be amended nor may any provision hereof be waived except in accordance with Section 8.1 of the Amended Credit Agreement.
(b) This Agreement may be executed by one or more of the parties to this
Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
(c) The words “delivery”, “execute,” “execution,” “signed,” “signature,” and words of like import in this Agreement and any document executed in connection herewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic
Signatures in Global and National Commerce Act, the New York State Electronic Signatures and
Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act;
provided that notwithstanding anything contained herein to the contrary neither the
Administrative Agent nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.
[Remainder of page intentionally left blank.]
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
THE BOEING COMPANY
By: /s/ David R. Whitehouse
Name: David R. Whitehouse
Title: Senior Vice President & Treasurer
CITIBANK, N.A.,
as the Administrative Agent, a Lender and an Extending
Lender
By: /s/ Susan Olsen
Name: Susan Olsen
Title: Vice President
JPMORGAN CHASE BANK, N.A.,
as a Lender and an Extending Lender
By: /s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director
BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Prathamesh Kshirsagar
Name: Prathamesh Kshirsagar
Title: Managing Director
WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Lender
By: /s/ Andrew Payne
Name: Andrew Payne
Title: Managing Director
DEUTSCHE BANK AG, NEW YORK
BRANCH,
as a Lender
By: /s/ Marko Lukin
Name: Marko Lukin
Title: Director
By: /s/ Alison Lugo
Name: Alison Lugo
Title: Vice President
MIZUHO BANK, LTD.,
as a Lender
By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director
SUMITOMO MITSUI BANKING
CORPORATION,
as a Lender
By: /s/ Minxiao Tian
Name: Minxiao Tan
Title: Director
GOLDMAN SACHS BANK USA,
as a Lender
By: /s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory
MORGAN STANLEY BANK, N.A. /
MORGAN STANLEY SENIOR FUNDING,
INC.,
as a Lender
By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory
ROYAL BANK OF CANADA,
as a Lender
By: /s/ Nikhil Madhok
Name: Nikhil Madhok
Title: Authorized Signatory
BNP PARIBAS,
as a Lender
By: /s/ Anita Ogbara
Name: Anita Ogbara
Title: Managing Director
By: /s/ Matthew Beauvais
Name: Matthew Beauvais
Title: Vice President
COMMERZBANK AG, NEW YORK
BRANCH,
as a Lender
By: /s/ Robert Sullivan
Name: Robert Sullivan
Title: Director
By: /s/ Jeff Sullivan
Name: Jeff Sullivan
Title: Director
MUFG BANK, LTD.,
as a Lender
By: /s/ Sahiba Sikand
Name: Sahiba Sikand
Title: Vice President
BANCO SANTANDER, S.A., NEW YORK
BRANCH,
as a Lender
By: /s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director
By: /s/ Zara Kamal
Name: Zara Kamal
Title: Executive Director
CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Lender
By: /s/ Paul Arens
Name: Paul Arens
Title: Director
By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director
DBS BANK LTD.,
as a Lender
By: /s/ Goh Soo Ching
Name: Goh Soo Ching
Title: Assistant Vice President
U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By: /s/ Paul F. Johnson
Name: Paul F. Johnson
Title: Senior Vice President
STANDARD CHARTERED BANK,
as a Lender
By: /s/ Su-Lin Watson
Name: Su-Lin Watson
Title: Managing Director
BANK OF CHINA, NEW YORK BRANCH,
as a Lender
By: /s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President
AUSTRALIA AND NEW ZEALAND
BANKING GROUP LIMITED,
as a Lender
By: /s/ Cynthia Dioquino
Name: Cynthia Dioquino
Title: Director
LLOYDS BANK CORPORATE MARKETS
PLC, as a Lender, Extending Lender, and as an
assignor pursuant to Section 6
By: /s/ Kamala Basdeo Tina Wong
Name: Kamala Basdeo Tina Wong
Title: Vice President Assistant Vice President
LLOYDS BANK PLC, as an assignee pursuant
to Section 6
By: /s/ Iain Brown
Name: Iain Brown
Title: Associate Director
STATE BANK OF INDIA, NEW YORK
BRANCH,
as a Lender
By: /s/ Venkata Rao K.
Name: Venkata Rao K.
Title: Vice President (Credit)
WESTPAC BANKING CORPORATION,
as a Lender
By: /s/ Daniel Sutton
Name: Daniel Sutton
Title: Tier II Attorney
THE NORTHERN TRUST COMPANY,
as a Lender
By: /s/ Lisa DeCristofaro
Name: Lisa DeCristofaro
Title: SVP
FIRST ABU DHABI BANK USA N.V.,
as a Lender
By: /s/ Husam Al Najjar
Name: Husam Al Najjar
Title: Head of Middle Office
1 Lloyds Bank Corporate Markets PLC 's Extended Commitment is assigned to Lloyds Bank PLC in accordance with Section 6 hereof, effective as of the First Amendment Effective Date.
SCHEDULE I

Extending Lender	Extended Commitment
Citibank, N.A.	$328,000,000.00
JPMorgan Chase Bank, N.A.	$328,000,000.00
Bank of America, N.A.	$264,500,000.00
Wells Fargo Bank, National Association	$264,500,000.00
Deutsche Bank AG, New York Branch	$224,100,000.00
Mizuho Bank, Ltd.	$224,100,000.00
Sumitomo Mitsui Banking Corporation	$224,100,000.00
Goldman Sachs Bank USA	$220,000,000.00
Morgan Stanley Bank, N.A.	$108,000,000.00
Morgan Stanley Senior Funding, Inc.	$112,000,000.00
Royal Bank of Canada	$187,200,000.00
BNP Paribas	$184,700,000.00
Commerzbank AG, New York Branch	$165,000,000.00
MUFG Bank, Ltd.	$165,000,000.00
Banco Santander, S.A., New York Branch	$135,000,000.00
Credit Agricole Corporate and Investment Bank	$130,000,000.00
DBS Bank Ltd.	$110,000,000.00
U.S. Bank National Association	$82,000,000.00
Standard Chartered Bank	$80,000,000.00
Bank of China, New York Branch	$75,000,000.00
Australia and New Zealand Banking Group Limited	$70,000,000.00
Lloyds Bank Corporate Markets PLC [1]	$70,000,000.00
State Bank of India, New York Branch	$70,000,000.00
Westpac Banking Corporation	$70,000,000.00
The Northern Trust Company	$65,000,000.00
First Abu Dhabi Bank USA N.V.	$43,800,000.00
TOTAL…………………………………………….	$4,000,000,000.00